UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10319

                                  MUTUALS.COM
               (Exact name of Registrant as specified in charter)

                         700 N. PEARL STREET, SUITE 900
                              DALLAS, TEXAS 75201
              (Address of principal executive offices) (Zip code)

                                 LAURIE ROBERTS
                         700 N. PEARL STREET, SUITE 900
                              DALLAS, TEXAS 75201
                    (Name and address of agent for service)

                                 (800) 688-8257
               Registrant's telephone number, including area code

Date of fiscal year end: MARCH 31, 2007

Date of reporting period:  MARCH 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

ANNUAL REPORT March 31, 2007

                                  MUTUALS.COM

GENERATION WAVE    GROWTH FUND (GWGFX)

                   A series of MUTUALS.com

                   INVESTMENT ADVISOR

                   MUTUALS ADVISORS, INC.

 MUTUALS ADVISORS, INC.
 PLAZA OF THE AMERICAS
 700 NORTH PEARL STREET
 SUITE 900
 DALLAS, TEXAS 75201

 PHONE: 1-866-264-8783
 WEB:   WWW.MUTUALS.COM

 (MUTUALS.COM LOGO)

                               TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                       3
EXPENSE EXAMPLE                                                              5
INVESTMENT HIGHLIGHTS                                                        7
PORTFOLIO OF INVESTMENTS                                                     9
STATEMENT OF ASSETS AND LIABILITIES                                         11
STATEMENT OF OPERATIONS                                                     12
STATEMENTS OF CHANGES IN NET ASSETS                                         13
FINANCIAL HIGHLIGHTS                                                        14
NOTES TO FINANCIAL STATEMENTS                                               15
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                     20
ADDITIONAL INFORMATION                                                      21

                             LETTER TO SHAREHOLDERS

                                                                  March 31, 2007

Dear Fellow Shareholders,

7,918. That's the number of people that turned 60 each day in 2006, according to the U.S. Census Bureau. In fact, the oldest baby boomers celebrated their 60th birthday during 2006. We highlight these facts just to illustrate how significant the demographic shift currently underway truly is. On July 1, 2005, there were nearly 37 million Americans aged 65 or over, or 12% of the total population. By 2050, the U.S. Census Bureau projects there will be over 86 million, comprising 21% of the total population at that time.

As you can imagine, many industries and companies will be touched by America's aging population. The Generation Wave Growth Fund was designed to take advantage of this mega-trend. But, while compelling, it's a long-term story that will play out over the course of several decades.

Over the year, the Fund's commitment to the sectors of the market that will most likely be impacted by the spending habits of the massive baby boomer population was a drag on performance. Specifically, financials, healthcare, and information technology - the sectors most impacted by this massive demographic shift - advanced during the course of the year, but underperformed most other sectors of the market. The Fund did benefit from its substantial holdings of funds focused on value and international stocks.

For the year ended March 31, 2007, the Generation Wave Growth Fund returned 6.67% versus 11.83% for the S&P 500.

Over the second half of the year, we began the process of shifting some of the Fund's investments from mutual funds to exchange traded funds (ETFs). This will allow us to better manage your investment in the Fund, as ETFs provide a number of advantages over mutual funds including lower costs, increased transparency and more targeted coverage. One possible disadvantage of this strategy is that ETFs are passive investment vehicles and in some cases, active managers might outperform a similar passively managed ETF. Also, an ETF could fail to track its benchmark.

Remember that, as a shareholder, you can automatically invest electronically each month through your checking or savings account via an ACH. For more information, please call our shareholder service department at (866) 264-8783.

PLEASE REMEMBER THAT DETAILED FUND INFORMATION INCLUDING HOLDINGS AND PERFORMANCE, UPDATED MONTHLY, IS ALWAYS AVAILABLE AT WWW.GENWAVEFUNDS.COM.

Thank you for being a valued shareholder of the Generation Wave Growth Fund.

/s/Charles L. Norton            /s/Allen R. Gillespie

Charles L. Norton, CFA          Allen R. Gillespie, CFA
Portfolio Manager               Portfolio Manager

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

Opinions expressed are those of Mutuals Advisors, Inc. and/or GNI Capital, Inc. and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

This report is intended for shareholder use only and must be preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

BECAUSE THE FUND IS A "FUND OF FUNDS", YOUR COST OF INVESTING IN THE FUND WILL GENERALLY BE HIGHER THAN THE COST OF INVESTING DIRECTLY IN THE SHARES OF THE MUTUAL FUNDS IN WHICH IT INVESTS. BY INVESTING IN THE FUND, YOU WILL INDIRECTLY BEAR YOUR SHARE OF ANY FEES AND EXPENSES CHARGED BY THE UNDERLYING FUNDS, IN ADDITION TO INDIRECTLY BEARING THE PRINCIPAL RISKS OF THOSE FUNDS. PLEASE REFER TO THE PROSPECTUS FOR MORE INFORMATION ABOUT THE FUND, INCLUDING RISKS, FEES AND EXPENSES.

Automatic Investment Plans do not assure a profit and do not protect against a loss in declining markets.

Quasar Distributors, LLC, Distributor (5/07)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other Fund expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 60 days of purchase.
IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/06 - 3/31/07).

ACTUAL EXPENSES

The first line of the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 Generation Wave Growth Fund
                                 -----------------------------------------------------------
                                                                            Expenses Paid
                                    Beginning             Ending            During Period
                                  Account Value       Account Value       October 1, 2006 -
                                 October 1, 2006      March 31, 2007     March 31, 2007*<F1>
                                 ---------------      --------------     -------------------
Actual                              $1,000.00           $1,062.50               $7.71
Hypothetical
  (5% return before expenses)       $1,000.00           $1,017.45               $7.54

*<F1> Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

INVESTMENT HIGHLIGHTS

The investment objective of the Fund is capital appreciation over the long term while at times providing a low level of current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in shares of other mutual funds. In turn, those mutual funds invest primarily in equity securities of U.S. and/or foreign companies with a wide range of market capitalizations. The mutual funds in which the Fund invests will be selected from the suitable pool of funds selected by the subadvisor after applying a combination of objective and subjective criteria to mutual funds available on the market.

The Fund will typically invest in equity funds and may include any type of equity fund (e.g., international equity, technology or health care). The Fund may at times add fixed-income funds to the allocation. The Fund's sector breakdown at March 31, 2007 is shown below.

                     SECTOR BREAKDOWN  % of Net Assets*<F2>

                    Health Care                       17.84%
                    Index                             16.44%
                    Growth & Income                   11.55%
                    Financial Services                13.92%
                    International                     17.78%
                    Technology                         3.35%
                    U.S. Treasury                     17.42%
                    Energy                             3.82%

                    *<F2>  Excludes net liabilities.

                       TOTAL RETURNS AS OF MARCH 31, 2007

                                      GENERATION WAVE
       AVERAGE TOTAL RETURN             GROWTH FUND       S&P 500 INDEX
       --------------------           ---------------     -------------
       One year                            6.67%              11.83%
       Three year
         average annual                    9.38%              10.06%
       Five year
         average annual                    7.08%               6.25%
       Average annual since
         inception 6/21/01                 5.71%               4.23%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. IN THE ABSENCE OF THE EXISTING FEE WAIVER, THE TOTAL RETURN WOULD BE REDUCED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-866-264-8783 OR VISITING WWW.GENWAVEFUNDS.COM.

The returns shown on the graph and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on June 21, 2001 (the commencement of operations).

        HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

                        Generation Wave Growth Fund        S&P 500 Index
                        ---------------------------        -------------
      6/21/2001*<F3>              $10,000                      $10,000
      9/30/2001                    $8,740                       $8,446
      3/31/2002                    $9,790                       $9,375
      9/30/2002                    $6,870                       $6,716
      3/31/2003                    $7,148                       $7,053
      9/30/2003                    $9,123                       $8,354
      3/31/2004                   $10,530                       $9,530
      9/30/2004                   $10,216                       $9,513
      3/31/2005                   $10,935                      $10,168
      9/30/2005                   $11,852                      $10,678
      3/31/2006                   $12,918                      $11,360
      9/30/2006                   $12,969                      $11,823
      3/31/2007                   $13,780                      $12,696

*<F3>  Inception Date

PORTFOLIO OF INVESTMENTS

March 31, 2007                                           Ticker Symbol:  GWGFX

DOMESTIC BOND FUNDS 6.1%                                 SHARES   MARKET VALUE
------------------------                                 ------   ------------
iShares Lehman 1-3 Year Treasury Bond Fund               31,500    $ 2,534,490
iShares Lehman 3-7 Year Treasury Bond Fund                5,000        505,000
                                                                   -----------
   TOTAL DOMESTIC BOND FUNDS (COST $3,022,937)                       3,039,490
                                                                   -----------
DOMESTIC EQUITY FUNDS 39.4%
Dodge & Cox Stock Fund                                   37,072      5,720,168
Franklin Mutual Financial Services Fund - Class Z       249,084      5,826,068
Vanguard Health Care Fund - Admiral Class               128,415      7,971,976
                                                                   -----------
   TOTAL DOMESTIC EQUITY FUNDS (COST $13,799,533)                   19,518,212
                                                                   -----------
DOMESTIC INDEX FUNDS 23.7%
Financial Select Sector SPDR Fund                        30,000      1,068,900
iShares Russell 1000 Growth Index Fund                   60,000      3,339,000
iShares S&P 100 Index Fund                               20,000      1,300,600
PowerShares Aerospace & Defense Portfolio                27,500        532,950
PowerShares FTSE RAFI US 1000 Portfolio                  36,000      2,117,520
Rydex S&P 500 Pure Growth ETF                            23,300        852,314
Ultra QQQ ProShares                                      20,500      1,659,475
Vanguard Health Care VIPERs                              15,000        866,550
                                                                   -----------
   TOTAL DOMESTIC INDEX FUNDS (COST $11,537,104)                    11,737,309
                                                                   -----------
INTERNATIONAL EQUITY FUND 8.2%
Oakmark International Fund - Class I                    151,126      4,035,072
                                                                   -----------
   TOTAL INTERNATIONAL EQUITY FUND (COST $2,203,351)                 4,035,072
                                                                   -----------
INTERNATIONAL INDEX FUNDS 9.6%
India Fund, Inc.                                          8,000        305,120
iShares MSCI EAFE Index Fund                              7,000        533,820
iShares MSCI Hong Kong Index Fund                        30,000        481,800
iShares MSCI Singapore Index Fund                        25,000        309,250
iShares MSCI South Korea Index Fund                      18,000        910,080
iShares MSCI Taiwan Index Fund                           85,000      1,184,900
Wisdomtree Japan SmallCap Dividend Fund                  20,000      1,043,800
                                                                   -----------
   TOTAL INTERNATIONAL INDEX FUNDS (COST $4,802,641)                 4,768,770
                                                                   -----------
MONEY MARKET FUND 11.3%
Federated Treasury Obligations Fund - Class IS        5,586,431      5,586,431
                                                                   -----------
   TOTAL MONEY MARKET FUND (COST $5,586,431)                         5,586,431
                                                                   -----------
SECTOR FUND 3.8%
Energy
Oil Service HOLDRs Trust                                 13,000      1,894,360
                                                                   -----------
   TOTAL SECTOR FUND (COST $1,920,986)                               1,894,360
                                                                   -----------
TOTAL INVESTMENTS 102.1% (COST $42,872,983)                         50,579,644
Liabilities, less Other Assets (2.1)%                               (1,048,152)
                                                                   -----------
NET ASSETS 100.0%                                                  $49,531,492
                                                                   -----------
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

ASSETS
Investments, at value (cost $42,872,983)                           $50,579,644
Income receivable                                                       20,303
Receivable for capital shares sold                                      33,117
Other assets                                                             9,322
                                                                   -----------
   TOTAL ASSETS                                                     50,642,386
                                                                   -----------

LIABILITIES
Payable for investments purchased                                      966,269
Payable for capital shares redeemed                                     60,173
Payable to Advisor                                                       9,520
Payable to affiliates                                                   31,130
Accrued interest payable                                                   314
Accrued expenses and other liabilities                                  43,488
                                                                   -----------
   TOTAL LIABILITIES                                                 1,110,894
                                                                   -----------

NET ASSETS                                                         $49,531,492
                                                                   -----------
                                                                   -----------

Net assets consist of:
Paid-in capital                                                    $36,605,344
Undistributed net realized gain                                      5,219,487
Net unrealized appreciation on investments                           7,706,661
                                                                   -----------
NET ASSETS                                                         $49,531,492
                                                                   -----------
                                                                   -----------

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, $0.001 par value)          3,886,858
                                                                   -----------
                                                                   -----------

Net asset value, redemption price and offering price per share     $     12.74
                                                                   -----------
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2007

INVESTMENT INCOME
Dividend income                                                    $ 1,145,604
Interest income                                                        152,259
                                                                   -----------
   TOTAL INVESTMENT INCOME                                           1,297,863
                                                                   -----------
EXPENSES
Advisory fees                                                          494,307
Legal fees                                                              72,513
Administration fees                                                     64,059
Transfer agent fees and expenses                                        62,732
Fund accounting fees                                                    36,051
Chief compliance officer fees and expenses                              23,195
Federal and state registration fees                                     19,548
Audit fees                                                              19,500
Reports to shareholders                                                  9,471
Trustees' fees and related expenses                                      8,749
Custody fees                                                             6,282
Other expenses                                                          22,537
                                                                   -----------
   TOTAL EXPENSES BEFORE INTEREST EXPENSE                              838,944
   Interest expense                                                        308
                                                                   -----------
   TOTAL EXPENSES                                                      839,252
   Less waivers by Advisor                                             (58,767)
                                                                   -----------
   NET EXPENSES                                                        780,485
                                                                   -----------
NET INVESTMENT INCOME                                                  517,378
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions                         6,352,135
Capital gain distributions from other investment companies           2,432,614
Change in net unrealized appreciation/depreciation on investments   (5,993,189)
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                      2,791,560
                                                                   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 3,308,938
                                                                   -----------
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                             YEAR ENDED         YEAR ENDED
                                                           MARCH 31, 2007     MARCH 31, 2006
                                                           --------------     --------------
FROM OPERATIONS
   Net investment income                                     $   517,378        $   141,988
   Net realized gain from security transactions                6,352,135            883,915
   Capital gain distributions from
     other investment companies                                2,432,614          1,750,605
   Change in net unrealized
     appreciation/depreciation on investments                 (5,993,189)         9,186,397
                                                             -----------        -----------
Net increase in net assets from operations                     3,308,938         11,962,905
                                                             -----------        -----------

FROM DISTRIBUTIONS
   Net investment income                                        (719,903)           (87,405)
   Net realized gain on investments                           (2,489,549)                --
                                                             -----------        -----------
Net decrease in net assets resulting
  from distributions paid                                     (3,209,452)           (87,405)
                                                             -----------        -----------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                   2,079,405          2,371,567
   Net proceeds from merger (Note 7 )                                 --         24,332,960
   Net asset value of shares issued in
     reinvestment of distributions to shareholders             3,145,949             86,895
   Payments for shares redeemed(1)<F4>                       (11,805,912)       (14,100,491)
                                                             -----------        -----------
Net increase (decrease) in net assets
  from capital share transactions                             (6,580,558)        12,690,931
                                                             -----------        -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                               (6,481,072)        24,566,431

NET ASSETS
   Beginning of year                                          56,012,564         31,446,133
                                                             -----------        -----------
   End of year                                               $49,531,492        $56,012,564
                                                             -----------        -----------
                                                             -----------        -----------

UNDISTRIBUTED NET
  INVESTMENT INCOME                                          $        --        $   141,988
                                                             -----------        -----------
                                                             -----------        -----------

(1)<F4> Net of redemption fees of $1,574 for the year ended March 31, 2007, and $2,821 for the year ended March 31, 2006.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

                                                          YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                       MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                          2007           2006           2005           2004           2003
                                                       ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, BEGINNING OF YEAR                      $ 12.72        $ 10.80        $ 10.40        $  7.06        $  9.79
                                                        -------        -------        -------        -------        -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
   Net investment income (loss)(1)<F5>                     0.14(2)        0.03           0.03          (0.06)         (0.09)
                                                               <F6>
   Net realized and unrealized
     gain (loss) on investments                            0.70           1.92           0.37           3.40          (2.55)
                                                        -------        -------        -------        -------        -------
Total from investment operations                           0.84           1.95           0.40           3.34          (2.64)
                                                        -------        -------        -------        -------        -------
LESS DISTRIBUTIONS PAID:
   From net investment income                             (0.18)         (0.03)            --             --             --
   From net realized
     gain on investments                                  (0.64)            --             --             --          (0.09)
                                                        -------        -------        -------        -------        -------
Total distributions paid                                  (0.82)         (0.03)            --             --          (0.09)
                                                        -------        -------        -------        -------        -------
Paid-in capital from
  redemption fees (Note 2)                                   --(3)          --(3)          --(3)          --(3)          --(3)
                                                               <F7>           <F7>           <F7>           <F7>           <F7>
                                                        -------        -------        -------        -------        -------
NET ASSET VALUE, END OF YEAR                            $ 12.74        $ 12.72        $ 10.80        $ 10.40        $  7.06
                                                        -------        -------        -------        -------        -------
                                                        -------        -------        -------        -------        -------
TOTAL RETURN                                              6.67%         18.13%          3.85%         47.31%       (26.98)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of year (000's)                       $49,531        $56,013        $31,446        $37,586        $31,368
Ratio of expenses
  to average net assets(4)<F8>(5)<F9>                     1.50%          1.50%          1.50%          1.50%          1.50%
Ratio of net investment income (loss)
  to average net assets(4)<F8>(5)<F9>                     0.99%          0.30%          0.26%        (0.59)%        (1.04)%
Portfolio turnover rate                                  53.00%          6.60%         39.78%          1.66%         39.50%

(1)<F5> Recognition of investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.
(2)<F6> Per share net investment income was calculated prior to tax adjustments.
(3)<F7>   Less than one cent per share.
(4)<F8> Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.61%, 1.77%, 1.90%, 1.89% and 2.08% and the ratio of net investment income (loss) to average net assets would have been 0.88%, 0.03%, (0.14)%, (0.98)% and (1.62)% for the years ended March 31, 2007, March 31, 2006, March 31, 2005, March 31, 2004 and March 31, 2003, respectively.
(5)<F9> Does not include expenses of investment companies in which the Fund invests.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2007

(1)  ORGANIZATION

MUTUALS.com (the "Trust") was organized as a Delaware business trust under a Declaration of Trust dated March 20, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Generation Wave Growth Fund (the "Fund"), represents a distinct portfolio with its own investment objectives and policies within the Trust. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective and commenced operations on June 21, 2001.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

    (a) Investment Valuation - The assets of the Fund consist primarily, if not exclusively, of shares of underlying mutual funds, which are valued at their respective Net Asset Values ("NAVs"). Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying fund or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded (e.g., a foreign exchange or market), that security may be valued at its fair market value as determined in good faith in accordance with procedures approved by the underlying funds' board of trustees/directors. The NAV of the Fund will fluctuate with the value of the securities held by the underlying funds in which it principally invests.

    (b) Federal Income Taxes - The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

    (c) New Accounting Pronouncements - On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for the last net asset value calculation in the first financial statement reporting period for fiscal years beginning after December 15, 2006. The Fund will apply FIN 48 to all open tax years on the date of adoption which is expected to be September 30, 2007.
At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

    (d) Distributions to Shareholders - The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The tax character of distributions paid during the year ended March 31, 2007 and the year ended March 31, 2006 were as follows:

                                   YEAR ENDED             YEAR ENDED
                                 MARCH 31, 2007         MARCH 31, 2006
                                 --------------         --------------
Ordinary income                    $  658,166               $87,405
Long-term capital gains            $2,551,286               $    --

The Fund designated as a long-term capital dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended March 31, 2007.

As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes          $42,917,525
                                                                   -----------
                                                                   -----------
Gross tax unrealized appreciation                                  $ 7,942,962
Gross tax unrealized depreciation                                     (280,843)
                                                                   -----------
Net tax unrealized appreciation                                      7,662,119
                                                                   -----------
Undistributed ordinary income                                               --
Undistributed long-term capital gain                                 5,264,029
                                                                   -----------
Total distributable earnings                                         5,264,029
                                                                   -----------
Other accumulated losses                                                    --
                                                                   -----------
Total accumulated earnings                                         $12,926,148
                                                                   -----------
                                                                   -----------

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At March 31, 2007, the Fund had no capital loss carryforwards.

    (e) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    (f) Share Valuation - The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund's net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund's daily NAV calculation.

    (g) Other - Investment transactions are accounted for on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

    (h) Reclassifications of Capital Accounts - Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. For the fiscal year ended March 31, 2007 reclassifications were recorded to decrease undistributed net investment loss by $60,537 and decrease undistributed net realized gain by $60,537. These reclassifications have no effect on net assets or net asset value per share.

(3)  TRANSACTIONS WITH AFFILIATES

The Trust has an Investment Advisory Agreement (the "Agreement") with Mutuals Advisors, Inc. (the "Advisor"), formerly known as MUTUALS.com, Inc., with whom an officer of the Trust is affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 0.95% of the Fund's average daily net assets.

The Advisor has agreed to waive, through July 31, 2017, its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's operating expenses do not exceed 1.50% of the Fund's average daily net assets. For the year ended March 31, 2007, expenses of $58,767 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund's expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

               2008               $136,006
               2009               $125,546
               2010               $ 58,767

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.

The Fund paid the Chief Compliance Officer $23,195 for the year ended March 31, 2007.

(4)  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                                YEAR ENDED        YEAR ENDED
                                              MARCH 31, 2007    MARCH 31, 2006
                                              --------------    --------------
Shares sold                                       162,113            203,757
Shares issued in connection with
  acquisition of Aggressive Growth Fund                --          1,494,551
Shares issued in connection with
  acquisition of Alternative Growth Fund               --          1,001,017
Shares issued to holders in
  reinvestment of distributions                   249,086              7,569
Shares redeemed                                  (928,690)        (1,215,075)
                                                 --------         ----------
Net increase (decrease)                          (517,491)         1,491,819
                                                 --------         ----------
                                                 --------         ----------

(5)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended March 31, 2007 were $26,324,539 and $40,077,920, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(6)  CREDIT FACILITY

U.S. Bank, N.A. (the "Bank") has made available to the Fund a credit facility pursuant to a Loan and Security Agreement for the Fund dated October 1, 2004 for the purpose of purchasing portfolio securities. For the periods April 1, 2006 through May 9, 2006, May 10, 2006 through June 28, 2006 and June 29, 2006 through March 31, 2007 the interest rate on the outstanding principal amount was the Bank's Prime Rate of 7.75%, 8.00% and 8.25%, respectively. During the year ended March 31, 2007, the Fund had an outstanding average daily balance of $6,122 and the maximum amount outstanding during the period was $497,700. Interest expense amounted to $308 for the Fund for the year ended March 31, 2007. At March 31, 2007 there was no loan payable balance for the Fund.

(7)  ACQUISITION INFORMATION

Effective at the close of business on July 29, 2005, the Fund acquired, through a non-taxable reorganization, substantially all of the net assets of the Aggressive Growth and Alternative Growth Funds. The Fund issued 1,494,550.700 shares (valued at $14,969,314) for net assets of the Aggressive Growth Fund, including unrealized appreciation of $2,242,080 and the Fund issued 1,001,017.152 shares (valued at $9,363,646) for net assets of the Alternative Growth Fund, including unrealized appreciation of $2,164,167. The Alternative Growth Fund had capital loss carryforwards, which were combined with those of the Fund. Subject to IRS regulations, the Fund may use capital loss carryforwards of $372,506 from the Alternative Growth Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MUTUALS.COM
DALLAS, TEXAS

We have audited the accompanying statement of assets and liabilities of the Generation Wave Growth Fund, a series of shares of MUTUALS.com, including the portfolio of investments, as of March 31, 2007, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2003 were audited by other auditors, whose report dated May 1, 2003, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Generation Wave Growth Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                    TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 18, 2007

ADDITIONAL INFORMATION

INFORMATION ABOUT TRUSTEES

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling 1-866-264-8783.

NON-INTERESTED TRUSTEES
-----------------------

                                         TERM OF            PRINCIPAL                   NUMBER OF     OTHER
                           POSITION      OFFICE AND         OCCUPATION                  PORTFOLIOS    DIRECTORSHIPS
NAME,                      HELD WITH     LENGTH OF          DURING PAST                 OVERSEEN      HELD BY
ADDRESS AND AGE            THE TRUST     TIME SERVED        FIVE YEARS                  BY TRUSTEE    TRUSTEE
---------------            ---------     -----------        -----------                 ----------    -------------
Dr. Michael D. Akers       Independent   Indefinite term;   Professor and                   2         Independent
Straz Hall, 481            Trustee       Since 2001         Chair, Department                         Trustee, Trust for
606 N. 13th Street                                          of Accounting,                            Professional
Milwaukee, WI  53201                                        Marquette University                      Managers (an
Age:  50                                                    (2004 - present);                         open-end
                                                            Associate Professor                       investment
                                                            of Accounting,                            company)
                                                            Marquette University
                                                            (1996 - 2004)

Gary A. Drska              Independent   Indefinite term;   Captain, Midwest                2         Independent
6744 S. Howell Avenue      Trustee       Since 2001         Airlines (Airline                         Trustee, Trust for
Oak Creek, WI  53154                                        Company) (1985 -                          Professional
Age:  49                                                    present); Director -                      Managers (an
                                                            Flight Standards and                      open-end
                                                            Training (July 1990 -                     investment
                                                            December 1999)                            company)

INTERESTED TRUSTEE AND OFFICERS
-------------------------------

                                         TERM OF            PRINCIPAL                   NUMBER OF     OTHER
                           POSITION(S)   OFFICE AND         OCCUPATION                  PORTFOLIOS    DIRECTORSHIPS
NAME,                      HELD WITH     LENGTH OF          DURING PAST                 OVERSEEN      HELD BY
ADDRESS AND AGE            THE TRUST     TIME SERVED        FIVE YEARS                  BY TRUSTEE    TRUSTEE
---------------            ---------     -----------        -----------                 ----------    -------------
Joseph C. Neuberger*<F10>  Trustee       Indefinite term;   Senior Vice President,          2         Trustee, Trust for
615 E. Michigan Street     and           Since 2001         U.S. Bancorp Fund                         Professional
Milwaukee, WI  53202       Chairperson                      Services, LLC                             Managers (an
Age:  43                                                    (1994 - present)                          open-end
                                                                                                      investment
                                                                                                      company);
                                                                                                      Director/Trustee,
                                                                                                      Buffalo Funds
                                                                                                      (an open-end
                                                                                                      investment
                                                                                                      company)

Laurie P. Roberts          President     Indefinite term;   President, Mutuals              N/A       N/A
Plaza of the Americas      and           Since 2007         Advisors, Inc.
700 N. Pearl Street,       Treasurer                        (2007 - present);
Suite 900                                                   Executive Vice
Dallas, TX 75201                                            President and Chief
Age:  40                                                    Compliance Officer,
                                                            Douglas Scott
                                                            Securities, Inc. (1995 -
                                                            January 2007); Chief
                                                            Executive Officer,
                                                            LPCR Consulting Inc.
                                                            (2002 - present)

Rachel A. Spearo           Secretary     Indefinite term;   Counsel, Fund                   N/A       N/A
615 E. Michigan Street                   Since 2005         Administration and
Milwaukee, WI 53202                                         Compliance, U.S.
                                                            Bancorp Fund Services,
                                                            LLC (2004 - present)

David E. Scott             Chief         Indefinite term;   Managing Member,                N/A       N/A
521 Fifth Avenue,          Compliance    Since 2007         D.E. Scott & Associates,
Suite 1700                 Officer                          LLC (December 2005 -
New York, NY 10175                                          present); CCO, Strategic
Age:  36                                                    Value Partners, LLC
                                                            (August 2004 - December
                                                            2005); Managing Director,
                                                            IMRC Group (August
                                                            2003 - August 2004);
                                                            Director of Fund
                                                            Compliance, US Trust
                                                            Company (August 2001 -
                                                            August 2003)

*<F10> This trustee is considered an "interested person" as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Fund.

TAX INFORMATION

The Fund designates 96% of its ordinary income distribution for the year ended March 31, 2007 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended March 31, 2007, 52% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any advisor, sub-advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor's, sub-advisor's or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, sub-advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

PROXY VOTING POLICIES AND PROCEDURES

MUTUALS.com has adopted proxy voting policies and procedures that delegate to Mutuals Advisors, Inc., the Fund's investment advisor (the "Advisor"), the authority to vote proxies. A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-264-8783. A description of these policies and procedures is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-866-264-8783 or by accessing the SEC's website at http://www.sec.gov.

PORTFOLIO DISCLOSURE INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund's Forms N-CSR and N-Q on the SEC's website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800-SEC-0330 (general SEC number).

MUTUALS.COM

GENERATION WAVE GROWTH FUND

Investment Advisor                 MUTUALS ADVISORS, INC.
                                   Plaza of the Americas
                                   700 North Pearl Street, Suite 900
                                   Dallas, Texas 75201

Subadvisor                         GNI CAPITAL, INC.
                                   125 The Parkway, Suite 201
                                   Greenville, South Carolina 29615

Legal Counsel                      GODFREY & KAHN, S.C.
                                   780 North Water Street
                                   Milwaukee, Wisconsin 53202

Independent Registered Public      TAIT, WELLER & BAKER LLP
Accounting Firm                    1818 Market Street, Suite 2400
                                   Philadelphia, Pennsylvania 19103

Transfer Agent, Fund Accountant    U.S. BANCORP FUND SERVICES, LLC
and Fund Administrator             615 East Michigan Street
                                   Milwaukee, Wisconsin 53202

Custodian                          U.S. BANK, N.A.
                                   Custody Operations
                                   1555 North RiverCenter Drive, Suite 302
                                   Milwaukee, Wisconsin 53212

Distributor                        QUASAR DISTRIBUTORS, LLC
                                   615 East Michigan Street
                                   Milwaukee, Wisconsin 53202

(VICE FUND LOGO)

                                 ANNUAL REPORT
                                 March 31, 2007

                         INVESTMENT ADVISOR

                         MUTUALS ADVISORS, INC.

MUTUALS ADVISORS, INC.
PLAZA OF THE AMERICAS
700 NORTH PEARL STREET
SUITE 900
DALLAS, TEXAS 75201

PHONE:  1-866-264-8783
WEB:    WWW.VICEFUND.COM

                               TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                       3
EXPENSE EXAMPLE                                                              5
INVESTMENT HIGHLIGHTS                                                        7
PORTFOLIO OF INVESTMENTS                                                     9
SCHEDULE OF SECURITIES SOLD SHORT                                           12
SCHEDULE OF OPTIONS WRITTEN                                                 13
STATEMENT OF ASSETS AND LIABILITIES                                         14
STATEMENT OF OPERATIONS                                                     15
STATEMENTS OF CHANGES IN NET ASSETS                                         16
FINANCIAL HIGHLIGHTS                                                        17
NOTES TO FINANCIAL STATEMENTS                                               18
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                     24
ADDITIONAL INFORMATION                                                      25

                             LETTER TO SHAREHOLDERS

                                                                  March 31, 2007

Dear Fellow Shareholders,

In the first quarter, the U.S. economy grew at the slowest rate in four years, with the slump in housing and a bigger trade deficit mostly to blame. Only consumer spending - accounting for around 70% of the economy - is keeping the 65-month-old expansion intact. But with the threat of home prices falling this year for the first time in four decades, spendthrift consumers might hesitate to borrow against their house to keep on splurging. All of this is to say that the expansion that began in November 2001 might be getting a bit long in the tooth, even while the pick-up in inflation might keep the Fed from cutting rates.

But we'll leave the economic forecasting to others, because the sectors we focus on at the Vice Fund - alcohol, tobacco, gaming and defense - tend to be steady performers in good times and bad. We're focused on economically independent growth and when the economy is moderating, our target sectors, being defensive in nature, tend to outperform.(1)<F11>

Now the report card. For the one-year period represented by this report, the Vice Fund returned 14.10% while the Standard & Poor's 500 Index gained only 11.83%, even including dividend income. This strong performance builds on the Fund's previous success. The greatest factor driving the Fund's performance in the recently completed fiscal year was the strength of the tobacco and gaming sector, though shares of the largest defense and alcoholic beverage companies, too, had an impressive showing during the period.

In fact, according to Lipper, the Vice Fund's three-year return through March 31, 2007 ranks it in the top 3% among 656 funds in the multi-cap core category. The Fund also ranks in the top 10% among 893 funds for the one-year period ended March 31, 2007, also according to Lipper. The Vice Fund received a four star overall Morningstar RatingTM among 422 Mid-Cap Blend funds derived from a weighted average of the Fund's three- and five-year Morningstar Rating metrics, which are based on risk-adjusted return performance. Assets in the Fund have never been higher, having recently crossed the $100 million mark for the first time.

Despite most of the major stock indices recently hitting historic highs, the Vice Fund has managed to handily outperform the market since its inception in August 2002. (Please see page 7 for complete performance information.) As the economy moderates, though - as it might in the coming months - defensive sectors like those we focus on in the Vice Fund have historically outshined the broader market.

Remember that, as a shareholder, you can automatically invest electronically each month through your checking or savings account via an ACH. For more information, please call our shareholder service department at (866) 264-8783.

PLEASE REMEMBER THAT DETAILED FUND INFORMATION INCLUDING HOLDINGS AND PERFORMANCE, UPDATED MONTHLY, IS ALWAYS AVAILABLE AT WWW.VICEFUND.COM.

Thank you for being a valued shareholder of the Vice Fund.

/s/Charles L. Norton            /s/Allen R. Gillespie

Charles L. Norton, CFA          Allen R. Gillespie, CFA
Portfolio Manager               Portfolio Manager

(1)<F11> Blank, Herbert and Andrea Psoras, QED International Associates, Inc. When is Vice Nice for Investment Portfolios from a Quantitative Perspective? December 14, 2005.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Nothing in these statements shall constitute a promise of future performance. The Fund can lose money.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

Opinions expressed are those of GNI Capital, Inc. and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

This report is intended for shareholder use only and must be preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

MUTUAL FUNDS WITH A NARROW INVESTMENT FOCUS ARE SUBJECT TO GREATER PRICE FLUCTUATIONS THAN FUNDS WITH BROADER INVESTMENT CHOICES. THE VICE FUND MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

(c) 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Vice Fund was rated against the following numbers of U.S. domiciled mid-cap blend funds over the following time period: 422 funds for the overall period and 423 funds in the last three years. With respect to these mid-cap blend funds, the Vice Fund received a Morningstar Rating of four stars for the overall and three-year period. The Fund's past performance is not necessarily an indication of the Fund's future results.

Automatic Investment Plans do not assure a profit against a loss in declining markets.

Quasar Distributors, LLC, Distributor (5/07)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other Fund expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 60 days of purchase.
IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/06 - 3/31/07).

ACTUAL EXPENSES

The first line of the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                    Vice Fund
                                          ------------------------------------------------------------
                                                                                      Expenses Paid
                                             Beginning             Ending             During Period
                                           Account Value       Account Value        October 1, 2006 -
                                          October 1, 2006      March 31, 2007     March 31, 2007*<F12>
                                          ---------------      --------------     --------------------
Actual**<F13>                                $1,000.00           $1,136.60                $9.48
Hypothetical
  (5% return before expenses)***<F14>        $1,000.00           $1,015.06                $8.95

  *<F12> Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
 **<F13> Excluding dividends on short positions, your actual cost of investment in the Fund would be $9.32.
***<F14> Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $8.80.

INVESTMENT HIGHLIGHTS

                       SECTOR BREAKDOWN  % of Net Assets

               Aerospace/Defense                           28.01%
               Alcoholic Beverages                         22.39%
               Casinos, Gambling & Lotteries               22.35%
               Tobacco                                     23.30%
               Exchange-Traded Funds                        1.42%
               Variable Rate Demand Notes                   1.09%
               Put Options                                  0.14%
               Call Options                                 0.04%
               Other Assets, less Liabilities               1.26%

                       TOTAL RETURNS AS OF MARCH 31, 2007

          AVERAGE TOTAL RETURN           VICE FUND       S&P 500 INDEX
          --------------------           ---------       -------------

          One year                         14.10%           11.83%
          Average annual
            three years                    16.36%           10.06%
          Average annual since
            inception 8/30/02              17.63%           12.07%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. IN THE ABSENCE OF THE EXISTING FEE WAIVER, THE TOTAL RETURN WOULD BE REDUCED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-866-264-8783 OR VISITING WWW.VICEFUND.COM.

The returns shown on the graph and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index.

The Fund imposes a 1.00% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

This chart assumes an initial gross investment of $10,000 made on August 30, 2002 (the commencement of operations).

        HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

                                  Vice Fund              S&P 500 Index
                                  ---------              -------------
          8/30/2002*<F15>          $10,000                  $10,000
          9/30/2002                 $9,510                   $8,913
          3/31/2003                 $8,490                   $9,361
          9/30/2003                $11,015                  $11,088
          3/31/2004                $13,358                  $12,648
          9/30/2004                $13,508                  $12,625
          3/31/2005                $15,502                  $13,494
          9/30/2005                $16,467                  $14,172
          3/31/2006                $18,444                  $15,077
          9/30/2006                $18,516                  $15,701
          3/31/2007                $21,045                  $16,860

*<F15>  Inception Date

PORTFOLIO OF INVESTMENTS

March 31, 2007                                            Ticker Symbol:  VICEX

COMMON STOCKS 96.1%                                   SHARES      MARKET VALUE
-------------------                                   ------      ------------
AEROSPACE/DEFENSE 28.0%
BAE Systems plc, ADR                                  84,000      $  3,031,476
The Boeing Co.                                        33,000         2,934,030
General Dynamics Corp.                                34,500         2,635,800
Honeywell International Inc.                          35,000         1,612,100
ITT Corp.                                             30,000         1,809,600
L-3 Communications Holdings, Inc.                     23,500         2,055,545
Lockheed Martin Corp.                                 27,000         2,619,540
Northrop Grumman Corp.                                40,000         2,968,800
OSI Systems, Inc.*<F18>                               63,500         1,678,940
Raytheon Co.                                          50,500         2,649,230
Rockwell Collins, Inc.                                24,000         1,606,320
SAIC, Inc.*<F18>                                      96,000         1,662,720
United Technologies Corp.                             24,500         1,592,500
                                                                  ------------
                                                                    28,856,601
                                                                  ------------
ALCOHOLIC BEVERAGES 22.4%
Anheuser-Busch Companies, Inc.                        15,500           782,130
Companhia de Bebidas das Americas (AmBev), ADR        28,500         1,566,360
Constellation Brands, Inc. - Class A*<F18>           110,000         2,329,800
Diageo plc, ADR                                       64,000         5,180,800
Fomento Economico Mexicano, S.A. de C.V., ADR          9,500         1,048,705
Fortune Brands, Inc.                                  10,000           788,200
Heineken NV, ADR                                     161,000         4,196,288
InBev NV, ADR*<F18>                                   60,000         4,331,400
SABMiller plc, ADR                                   130,000         2,842,996
                                                                  ------------
                                                                    23,066,679
                                                                  ------------
CASINOS, GAMBLING & LOTTERIES 22.4%
Boyd Gaming Corp.                                     42,500         2,024,700
International Game Technology                         93,500         3,775,530
Las Vegas Sands Corp.*<F18>                           41,000         3,551,010
MGM MIRAGE*<F18>                                      50,500         3,510,760
Monarch Casino & Resort, Inc.*<F18>                   33,000           858,000
Penn National Gaming, Inc.*<F18>                      36,000         1,527,120
Pinnacle Entertainment, Inc.*<F18>                    37,500         1,090,125
Scientific Games Corp. - Class A*<F18>                17,500           574,525
Shuffle Master, Inc.*<F18>                            53,500           976,375
WMS Industries Inc.*<F18>                             38,000         1,491,120
Wynn Resorts, Ltd.*<F18>                              38,500         3,652,110
                                                                  ------------
                                                                    23,031,375
                                                                  ------------
TOBACCO 23.3%
Altria Group, Inc.                                   100,000         8,781,000
British American Tobacco plc, ADR                     79,500         5,011,680
Imperial Tobacco Group plc, ADR                       30,000         2,692,200
Loews Corp. - Carolina Group(2)<F17>                  66,000         4,990,260
Reynolds American Inc.(2)<F17>                        21,000         1,310,610
Vector Group Ltd.(2)<F17>                             65,000         1,216,150
                                                                  ------------
                                                                    24,001,900
                                                                  ------------
   TOTAL COMMON STOCKS (COST $82,232,902)                           98,956,555
                                                                  ------------

EXCHANGE-TRADED FUND 1.4%
UltraShort S&P 500 ProShares                          25,000         1,460,250
                                                                  ------------
   TOTAL EXCHANGE-TRADED FUND (COST $1,510,583)                      1,460,250
                                                                  ------------

                                                   CONTRACTS
                                                   ---------
CALL OPTIONS PURCHASED 0.0%
The Boeing Co.:
  Expiration: May 2007, Exercise Price: $90.00           100            25,000
Trump Entertainment Resorts, Inc.:
  Expiration: July 2007, Exercise Price: $20.00          200            21,000
                                                                  ------------
   TOTAL CALL OPTIONS PURCHASED (COST $72,100)                          46,000
                                                                  ------------

PUT OPTIONS PURCHASED 0.1%
PowerShares Aerospace & Defense Portfolio:
  Expiration: June 2007, Exercise Price: $19.00        1,000            37,500
International Securities Exchange Holding Inc.:
  Expiration: June 2007, Exercise Price: $115.00         375           103,125
                                                                  ------------
   TOTAL PUT OPTIONS PURCHASED (COST $180,249)                         140,625
                                                                  ------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                   ---------
SHORT-TERM INVESTMENTS 1.1%
VARIABLE RATE DEMAND NOTES(1)<F16> 1.1%
American Family Financial Services Inc., 4.9628%    $483,375           483,375
Wisconsin Corporate Central Credit Union, 4.9900%    640,009           640,009
                                                                  ------------
   TOTAL SHORT-TERM INVESTMENTS (COST $1,123,384)                    1,123,384
                                                                  ------------
TOTAL INVESTMENTS 98.7% (COST $85,119,218)                         101,726,814
Assets, less other Liabilities 1.3%                                  1,298,595
                                                                  ------------
NET ASSETS 100.0%                                                 $103,025,409
                                                                  ------------
                                                                  ------------

(1)<F16> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2007.
(2)<F17> A portion or all of the investment is held by the broker as collateral for short sales activity.
  *<F18>   Non-income producing
ADR - American Depositary Receipt

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT

March 31, 2007                                            Ticker Symbol:  VICEX

COMMON STOCKS 6.0%                                    SHARES      MARKET VALUE
------------------                                    ------      ------------
ALCOHOLIC BEVERAGES 1.2%
Molson Coors Brewing Co. - Class B                    12,500        $1,182,750
                                                                    ----------

CASINOS, GAMBLING & LOTTERIES 1.7%
Ameristar Casinos, Inc.                               27,000           866,970
Isle of Capri Casinos, Inc. *<F19>                    10,000           256,200
Trump Entertainment Resorts, Inc.*<F19>               35,000           632,450
                                                                    ----------
                                                                     1,755,620
                                                                    ----------
MISCELLANEOUS 2.1%
Kraft Foods Inc. - Class A                            69,200         2,190,872
                                                                    ----------

TOBACCO 1.0%
UST Inc.                                              17,500         1,014,650
                                                                    ----------
TOTAL SHORT SALE (PROCEEDS $6,229,699)                              $6,143,892
                                                                    ----------
                                                                    ----------

*<F19>  Non-income producing

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPTIONS WRITTEN

March 31, 2007                                            Ticker Symbol:  VICEX

PUT OPTION                                         CONTRACTS             VALUE
----------                                         ---------             -----
Constellation Brands, Inc. - Class A:
  Expiration: July 2007, Exercise Price: $22.50          150           $29,250
                                                                       -------
TOTAL OPTION WRITTEN (PREMIUMS RECEIVED $6,225)                        $29,250
                                                                       -------
                                                                       -------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007

ASSETS
Investments, at value (cost $85,119,218)                          $101,726,814
Cash                                                                   577,374
Deposits at broker for securities sold short and options written     4,519,657
Income receivable                                                      309,547
Receivable from broker for proceeds on securities sold short         1,561,306
Receivable for investments sold                                        744,776
Receivable for capital shares sold                                     497,115
Other assets                                                            15,250
                                                                  ------------
   TOTAL ASSETS                                                    109,951,839
                                                                  ------------

LIABILITIES
Securities sold short at value (proceeds $6,229,699)                 6,143,892
Written options, at value (premium received $6,225)                     29,250
Payable for investments purchased                                      479,419
Payable for capital shares redeemed                                     47,903
Payable to Advisor                                                      39,045
Payable to affiliates                                                   57,099
Payable for distribution fees                                           35,695
Payable for shareholder servicing fees                                  23,665
Payable for dividends on short sales                                    12,500
Accrued interest payable                                                    80
Accrued expenses and other liabilities                                  57,882
                                                                  ------------
   TOTAL LIABILITIES                                                 6,926,430
                                                                  ------------

NET ASSETS                                                        $103,025,409
                                                                  ------------
                                                                  ------------
Net assets consist of:
Paid-in capital                                                   $ 83,939,989
Undistributed net investment income                                    113,406
Undistributed net realized gain                                      2,301,636
Net unrealized appreciation (depreciation) on:
   Investments                                                      16,607,596
   Short positions                                                      85,807
   Written options                                                     (23,025)
                                                                  ------------
NET ASSETS                                                        $103,025,409
                                                                  ------------
                                                                  ------------

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, $0.001 par value)          5,058,745
                                                                  ------------
                                                                  ------------

Net asset value, redemption price and offering price per share    $      20.37
                                                                  ------------
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2007

INVESTMENT INCOME
Dividend income(1)<F20>                                             $1,337,911
Interest income                                                        115,474
                                                                    ----------
   TOTAL INVESTMENT INCOME                                           1,453,385
                                                                    ----------

EXPENSES
Advisory fees                                                          626,468
Distribution fees                                                      164,860
Transfer agent fees and expenses                                       127,703
Legal fees                                                              76,015
Administration fees                                                     74,926
Fund accounting fees                                                    43,973
Federal and state registration fees                                     26,501
Reports to shareholders                                                 24,107
Chief compliance officer fees and expenses                              23,195
Audit fees                                                              19,500
Insurance fees                                                          18,776
Trustees' fees and related expenses                                      8,749
Custody fees                                                             8,619
Other expenses                                                           6,415
                                                                    ----------
   TOTAL EXPENSES BEFORE DIVIDENDS ON SHORT
   POSITIONS AND INTEREST EXPENSE                                    1,249,807
   Interest expense                                                         80
   Dividends on short positions                                         23,000
                                                                    ----------
   TOTAL EXPENSES                                                    1,272,887
   Less waivers by Advisor                                             (95,868)
                                                                    ----------
   NET EXPENSES                                                      1,177,019
                                                                    ----------

NET INVESTMENT INCOME                                                  276,366
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investments                                                       2,656,530
   Short positions                                                     (17,713)
Change in net unrealized appreciation/depreciation on:
   Investments                                                       5,778,944
   Short positions                                                      85,807
   Written options                                                     (23,025)
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                      8,480,543
                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $8,756,909
                                                                    ----------
                                                                    ----------

(1)<F20>   Net of $13,750 in foreign withholding tax.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED            YEAR ENDED
                                                             MARCH 31, 2007        MARCH 31, 2006
                                                             --------------        --------------
FROM OPERATIONS
   Net investment income (loss)                                $    276,366         $    (3,152)
   Net realized gain (loss) on:
       Investments                                                2,656,530           1,154,167
       Short positions                                              (17,713)                 --
   Change in net unrealized
     appreciation/depreciation on:
       Investments                                                5,778,944           6,192,299
       Short positions                                               85,807                  --
       Written options                                              (23,025)                 --
                                                               ------------         -----------
Net increase in net assets from operations                        8,756,909           7,343,314
                                                               ------------         -----------

FROM DISTRIBUTIONS
   Net investment income                                           (162,960)                 --
   Net realized gain on investments                                (789,340)           (655,368)
                                                               ------------         -----------
Net decrease in net assets resulting
  from distributions paid                                          (952,300)           (655,368)
                                                               ------------         -----------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                     58,469,879          27,550,614
   Net asset value of shares issued in
     reinvestment of distributions to shareholders                  894,561             617,934
   Payments for shares redeemed(1)<F21>                         (14,674,142)        (15,808,747)
                                                               ------------         -----------
Net increase in net assets
  from capital share transactions                                44,690,298          12,359,801
                                                               ------------         -----------

TOTAL INCREASE IN NET ASSETS                                     52,494,907          19,047,747

NET ASSETS
   Beginning of year                                             50,530,502          31,482,755
                                                               ------------         -----------
   End of year                                                 $103,025,409         $50,530,502
                                                               ------------         -----------
                                                               ------------         -----------

UNDISTRIBUTED NET INVESTMENT INCOME                            $    113,406         $        --
                                                               ------------         -----------
                                                               ------------         -----------

(1)<F21> Net of redemption fees of $16,158 for the year ended March 31, 2007, and $72,219 for the year ended March 31, 2006.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout each Period

                                                     YEAR            YEAR            YEAR            YEAR            PERIOD
                                                    ENDED           ENDED            ENDED           ENDED           ENDED
                                                  MARCH 31,       MARCH 31,        MARCH 31,       MARCH 31,       MARCH 31,
                                                     2007            2006            2005            2004         2003(1)<F22>
                                                  ---------       ---------        ---------       ---------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 18.08         $ 15.42         $ 13.34         $  8.49          $ 10.00
                                                   -------         -------         -------         -------          -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
   Net investment income (loss)(5)<F26>               0.06              --              --           (0.01)            0.01
   Net realized and unrealized
     gain (loss) on investments                       2.48            2.87            2.12            4.86            (1.54)
                                                   -------         -------         -------         -------          -------
Total from investment operations                      2.54            2.87            2.12            4.85            (1.53)
                                                   -------         -------         -------         -------          -------
LESS DISTRIBUTIONS:
   Dividends from
     net investment income                           (0.04)             --              --           (0.01)              --
   From net realized gain on investments             (0.21)          (0.24)          (0.06)             --               --
                                                   -------         -------         -------         -------          -------
Total distributions                                  (0.25)          (0.24)          (0.06)          (0.01)              --
                                                   -------         -------         -------         -------          -------
Paid-in capital from
  redemption fees (Note 2)                              --(6)<F27>    0.03            0.02            0.01             0.02
                                                   -------         -------         -------         -------          -------
NET ASSET VALUE, END OF PERIOD                     $ 20.37         $ 18.08         $ 15.42         $ 13.34          $  8.49
                                                   -------         -------         -------         -------          -------
                                                   -------         -------         -------         -------          -------
TOTAL RETURN                                        14.10%          18.98%          16.05%          57.34%         (15.10)%(2)
                                                                                                                          <F23>
SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (000's)               $103,025         $50,531         $31,483         $10,375           $3,864
Ratio of expenses to average net assets:
   Before waiver and
     expense reimbursement                           1.93%(3)        2.20%           2.67%           3.75%            6.48%(4)
                                                         <F24>                                                            <F25>
   After waiver and
     expense reimbursement                           1.78%(3)        1.75%           1.75%           1.75%            1.75%(4)
                                                         <F24>                                                            <F25>
Ratio of net investment income (loss)
  to average net assets:
   Before waiver and
     expense reimbursement                           0.27%(7)      (0.46)%         (0.93)%         (2.07)%          (4.34)%(4)
                                                         <F28>                                                            <F25>
   After waiver and
     expense reimbursement                           0.42%(7)      (0.01)%         (0.01)%         (0.07)%            0.39%(4)
                                                         <F28>                                                            <F25>
Portfolio turnover rate                             44.44%          67.29%          15.01%           6.58%            4.28%

(1)<F22>   Fund commenced operations on August 30, 2002.
(2)<F23>   Not annualized.
(3)<F24> The ratio of expenses to average net assets includes dividends on short positions. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions were 1.90% and 1.75% for the year ended March 31, 2007.
(4)<F25>   Annualized.
(5)<F26> Per share net investment income was calculated prior to tax adjustments.
(6)<F27>   Less than one cent per share.
(7)<F28> The net investment income ratios include dividends on short positions.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2007

(1)  ORGANIZATION

The Fund is a separate series of MUTUALS.com (the "Trust") which is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified open-end management company. The Trust was organized on March 20, 2001 as a Delaware business trust and may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective on August 15, 2002 and commenced operations on August 30, 2002. The Fund is managed by Mutuals Advisors, Inc. (the "Advisor"), formerly known as MUTUALS.com, Inc., which has retained GNI Capital, Inc. ("GNI") to act as the Fund's subadvisor.

The Fund's investment objective is long-term growth of capital.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

  (a)  Investment Valuation

       Securities are stated at value. Securities traded on a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest bid prices. All equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Fund's Advisor. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as determined by the Advisor under the supervision of the Fund's Board of Trustees.

  (b)  Federal Income Taxes

       The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no Federal income tax provision has been provided.

  (c)  New Accounting Pronouncements

       On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for the last net asset value calculation in the first financial statement reporting period for fiscal years beginning after December 15, 2006. The Fund will apply FIN48 to all open tax years on the date of adoption which is expected to be September 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

       In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

  (d)  Distributions to Shareholders

       The Fund will distribute any net investment income semi-annually and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

       The tax character of distributions paid during the year ended March 31, 2007 and the year ended March 31, 2006 were as follows:

                                           YEAR ENDED         YEAR ENDED
                                         MARCH 31, 2007     MARCH 31, 2006
                                         --------------     --------------
           Ordinary income                  $241,851           $     --
           Long-term capital gains          $710,449           $655,368

       The Fund designated as a long-term capital dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended March 31, 2007.

       As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

           Cost basis of investments
             for federal income tax purposes                       $85,082,417
                                                                   -----------
                                                                   -----------
           Gross tax unrealized appreciation                       $18,170,284
           Gross tax unrealized depreciation                        (1,525,887)
                                                                   -----------
           Net tax unrealized appreciation                          16,644,397
                                                                   -----------
           Undistributed ordinary income                               113,406
           Undistributed long-term capital gain                      2,264,835
                                                                   -----------
           Total distributable earnings                              2,378,241
                                                                   -----------
           Other accumulated gains                                      62,782
                                                                   -----------
           Total accumulated earnings                              $19,085,420
                                                                   -----------
                                                                   -----------

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales and mark-to-market adjustments on Section 1256 contracts.

  (e)  Use of Estimates

       The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  (f)  Share Valuation

       The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund's net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund's daily NAV calculation.

  (g)  Short Positions

       The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

       For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund's receivable for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

  (h)  Options

       The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

       The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

       A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

       An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which the Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

The number of option contracts written and the premiums received by the Fund during the period ended March 31, 2007, were as follows:

                                                   NUMBER OF       PREMIUMS
                                                   CONTRACTS       RECEIVED
                                                   ---------       --------
       Options outstanding, beginning of period         --         $    --
       Options written                                (200)         (8,300)
       Options exercised                                50           2,075
       Options expired                                  --              --
       Options closed                                   --              --
                                                      ----         -------
       Options outstanding, end of period             (150)        $(6,225)
                                                      ----         -------
                                                      ----         -------

  (i)  Other

       Investment transactions are accounted for on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

  (j)  Reclassifications of Capital Accounts

       Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended March 31, 2007 there were no reclassifications.

(3)  TRANSACTIONS WITH AFFILIATES

The Trust has an Investment Advisory Agreement (the "Agreement") with the Advisor, with whom an officer of the Trust is affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 0.95% of the Fund's average daily net assets.

The Advisor has agreed to waive, through July 31, 2017, its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's operating expenses do not exceed 1.75% of the Fund's average daily net assets. For the year ended March 31, 2007, expenses of $95,868 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund's expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

                  2008            $162,147
                  2009            $196,862
                  2010            $ 95,868

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.

The Fund paid the Chief Compliance Officer $23,195 for the year ended March 31, 2007.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the "Distributor") a distribution fee of 0.25% of the Fund's average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the year ended March 31, 2007, the Fund accrued expenses of $164,860 pursuant to the 12b-1 Plan.

(4)  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                             YEAR ENDED        YEAR ENDED
                                           MARCH 31, 2007    MARCH 31, 2006
                                           --------------    --------------
     Shares sold                             3,003,112          1,684,839
     Shares issued to holders in
       reinvestment of distributions            44,919             37,725
     Shares redeemed                          (783,404)          (969,705)
                                             ---------          ---------
     Net increase                            2,264,627            752,859
                                             ---------          ---------
                                             ---------          ---------

(5)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended March 31, 2007, were $71,904,259 and $28,869,501, respectively. There were no purchases or sales of U.S. government securities.

(6)  CREDIT FACILITY

U.S. Bank, N.A. (the "Bank") has made available to the Fund a credit facility pursuant to a Loan and Security Agreement for the Fund dated October 1, 2004 for the purpose of purchasing portfolio securities. For the periods April 1, 2006 through May 9, 2006, May 10, 2006 through June 28, 2006 and June 29, 2006 through March 31, 2007, the interest rate on the outstanding principal amount was the Bank's Prime Rate or 7.75%, 8.00% and 8.25%, respectively. During the year ended March 31, 2007, the Fund had an outstanding average daily balance of $959 and the maximum amount outstanding during the period was $272,000.
Interest expense amounted to $80 for the Fund for the year ended March 31, 2007. At March 31, 2007 there was no loan payable balance for the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MUTUALS.COM
DALLAS, TEXAS

We have audited the accompanying statement of assets and liabilities of the Vice Fund, a series of Mutuals.com, including the portfolio of investments, as of March 31, 2007, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended March 31, 2003 was audited by other auditors, whose report dated May 1, 2003, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vice Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                    TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 18, 2006

ADDITIONAL INFORMATION

INFORMATION ABOUT TRUSTEES

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling 1-866-264-8783.

NON-INTERESTED TRUSTEES
-----------------------

                                         TERM OF            PRINCIPAL                  NUMBER OF    OTHER
                           POSITION      OFFICE AND         OCCUPATION                 PORTFOLIOS   DIRECTORSHIPS
NAME,                      HELD WITH     LENGTH OF          DURING PAST                OVERSEEN     HELD BY
ADDRESS AND AGE            THE TRUST     TIME SERVED        FIVE YEARS                 BY TRUSTEE   TRUSTEE
---------------            ---------     -----------        -----------                ----------   -------------
Dr. Michael D. Akers       Independent   Indefinite term;   Professor and                  2        Independent
Straz Hall, 481            Trustee       Since 2001         Chair, Department                       Trustee, Trust for
606 N. 13th Street                                          of Accounting,                          Professional
Milwaukee, WI  53201                                        Marquette University                    Managers (an
Age:  50                                                    (2004 - present);                       open-end
                                                            Associate Professor                     investment
                                                            of Accounting,                          company)
                                                            Marquette University
                                                            (1996 - 2004)

Gary A. Drska              Independent   Indefinite term;   Captain, Midwest               2        Independent
6744 S. Howell Avenue      Trustee       Since 2001         Airlines (Airline                       Trustee, Trust for
Oak Creek, WI  53154                                        Company) (1985 -                        Professional
Age:  49                                                    present); Director -                    Managers (an
                                                            Flight Standards and                    open-end
                                                            Training (July 1990 -                   investment
                                                            December 1999)                          company)

INTERESTED TRUSTEE AND OFFICERS
-------------------------------

                                         TERM OF            PRINCIPAL                  NUMBER OF    OTHER
                           POSITION(S)   OFFICE AND         OCCUPATION                 PORTFOLIOS   DIRECTORSHIPS
NAME,                      HELD WITH     LENGTH OF          DURING PAST                OVERSEEN     HELD BY
ADDRESS AND AGE            THE TRUST     TIME SERVED        FIVE YEARS                 BY TRUSTEE   TRUSTEE
---------------            ---------     -----------        -----------                ----------   -------------
Joseph C. Neuberger*<F29>  Trustee       Indefinite term;   Senior Vice President,     2            Trustee, Trust for
615 E. Michigan Street     and           Since 2001         U.S. Bancorp Fund                       Professional
Milwaukee, WI  53202       Chairperson                      Services, LLC                           Managers (an
Age:  43                                                    (1994 - present)                        open-end
                                                                                                    investment
                                                                                                    company);
                                                                                                    Director/Trustee,
                                                                                                    Buffalo Funds
                                                                                                    (an open-end
                                                                                                    investment
                                                                                                    company)

Laurie P. Roberts          President     Indefinite term;   President, Mutuals         N/A          N/A
Plaza of the Americas      and           Since 2007         Advisors, Inc.
700 N. Pearl Street,       Treasurer                        (2007 - present);
Suite 900                                                   Executive Vice
Dallas, TX 75201                                            President and Chief
Age:  40                                                    Compliance Officer,
                                                            Douglas Scott
                                                            Securities, Inc. (1995 -
                                                            January 2007); Chief
                                                            Executive Officer,
                                                            LPCR Consulting Inc.
                                                            (2002 - present)

Rachel A. Spearo           Secretary     Indefinite term;   Counsel, Fund              N/A          N/A
615 E. Michigan Street                   Since 2005         Administration and
Milwaukee, WI 53202                                         Compliance, U.S.
                                                            Bancorp Fund Services,
                                                            LLC (2004 - present)

David E. Scott             Chief         Indefinite term;   Managing Member,           N/A          N/A
521 Fifth Avenue,          Compliance    Since 2007         D.E. Scott & Associates,
Suite 1700                 Officer                          LLC (December 2005 -
New York, NY 10175                                          present); CCO, Strategic
Age:  36                                                    Value Partners, LLC
                                                            (August 2004 - December
                                                            2005); Managing Director,
                                                            IMRC Group (August
                                                            2003 - August 2004);
                                                            Director of Fund
                                                            Compliance, US Trust
                                                            Company (August 2001 -
                                                            August 2003)

*<F29> This trustee is considered an "interested person" as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

TAX INFORMATION

The Fund designates 100% of its ordinary income distribution for the year ended March 31, 2007 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended March 31, 2007, 100% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any advisor, sub-advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor's, sub-advisor's or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, sub-advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has adopted proxy voting policies and procedures that delegate to Mutuals Advisors, Inc., the Fund's investment advisor (the "Advisor"), the authority to vote proxies. A description of the Vice Fund's proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-264-8783. A description of these policies and procedures is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-866-264-8783 or by accessing the SEC's website at http://www.sec.gov.

PORTFOLIO DISCLOSURE INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund's Forms N-CSR and N-Q on the SEC's website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800-SEC-0330 (general SEC number).

VICE FUND

Investment Advisor                   MUTUALS ADVISORS, INC.
                                     Plaza of the Americas
                                     700 North Pearl Street, Suite 900
                                     Dallas, Texas 75201

Subadvisor                           GNI CAPITAL, INC.
                                     125 The Parkway, Suite 201
                                     Greenville, South Carolina 29615

Legal Counsel                        GODFREY & KAHN, S.C.
                                     780 North Water Street
                                     Milwaukee, Wisconsin 53202

Independent Registered Public        TAIT, WELLER & BAKER LLP
Accounting Firm                      1818 Market Street, Suite 2400
                                     Philadelphia, Pennsylvania 19103

Transfer Agent, Fund Accountant      U.S. BANCORP FUND SERVICES, LLC
and Fund Administrator               615 East Michigan Street
                                     Milwaukee, Wisconsin 53202

Custodian                            U.S. BANK, N.A.
                                     Custody Operations
                                     1555 North RiverCenter Drive, Suite 302
                                     Milwaukee, Wisconsin 53212

Distributor                          QUASAR DISTRIBUTORS, LLC
                                     615 East Michigan Street
                                     Milwaukee, Wisconsin 53202

Printed on recycled paper

ITEM 2. CODE OF ETHICS.
-----------------------

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The Registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael D. Akers is the audit committee financial expert and is considered to be independent in accordance with Commission rules. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. "All Other Fees" refer to the aggregate fees billed for products and services provided by the principal accountant other than "Audit fees", "Audit-related fees" and "Tax fees". The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                                  FYE  3/31/2007      FYE  3/31/2006
                                  --------------      --------------
     Audit Fees                       $37,800            $37,000
     Audit-Related Fees                 $0                  $0
     Tax Fees                         $4,200              $4,000
     All Other Fees                     $0                  $0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant. All services performed under the caption "Tax Fees" were approved by the Audit Committee in accordance with its pre-approval policies and procedures. All of the principal accountant's hours spent on auditing the Registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant's accountant for services to the Registrant and to the Registrant's investment adviser (and any other controlling entity) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

     Non-Audit Related Fees             FYE  3/31/2007     FYE  3/31/2006
     ----------------------             --------------     --------------
     Registrant                               $0                 $0
     Registrant's Investment Adviser          $0                 $0

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The Registrant does not currently have procedures by which shareholders may recommend nominees to the Registrant's board of trustees. The Registrant's independent trustees serve as its nominating committee.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, based on an evaluation of such disclosure controls and procedures, as of a date within 90 days of the filing of the report that includes the disclosure required by this paragraph.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

(a)  (1) Any code of ethics or amendment thereto. Previously filed.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     MUTUALS.com

     By    /s/Laurie Roberts
           -------------------------------------------
           Laurie Roberts, President and Treasurer

     Date  June 11, 2007
           -------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

     By    /s/Laurie Roberts
           -------------------------------------------
           Laurie Roberts, President and Treasurer

     Date  June 11, 2007
           -------------------------------------------